QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of TransCanada Corporation

We consent to the inclusion in this Annual Report on Form 40-F of:

—
our auditors' report dated February 14, 2011 on the consolidated balance sheets of TransCanada Corporation as at December 31, 2010 and 2009, and the consolidated statements of income, comprehensive income, accumulated other comprehensive income, shareholders' equity and cash flows for each of the years in the three-year period ended December 31, 2010,

—
our Independent Auditors' Report of Registered Public Accounting Firm dated February 14, 2011 on the consolidated balance sheets of TransCanada Corporation as at December 31, 2010 and 2009, and the consolidated statements of income, comprehensive income, accumulated other comprehensive income, shareholders' equity and cash flows for each of the years in the three-year period ended December 31, 2010, and

—
our Report of Independent Registered Public Accounting Firm dated February 14, 2011 on the Company's internal control over financial reporting as of December 31, 2010,

each of which is contained in this annual report on Form 40-F of the Company for the fiscal year ended December 31, 2010.

We also consent to incorporation by reference of the above mentioned audit reports in TransCanada Corporation's:

—
Registration Statement (No. 333-5916) on Form S-8 dated November 4, 1996 and the Post-Effective Amendment No. 1 to Form S-8 dated May 15, 2003;

—
Registration Statement (No. 333-8470) on Form S-8 dated March 18, 1998 and the Post-Effective Amendment No. 1 to Form S-8 dated May 15, 2003;

—
Registration Statement (No. 333-9130) on Form S-8 dated July 15, 1998 and the Post-Effective Amendment No. 1 to Form S-8 dated May 15, 2003;

—
Registration Statement (No. 33-13564) on Form S-3 dated April 16, 1987 and the Post-Effective Amendment No. 2 on Form F-3 to Form S-3 dated December 5, 1996, and the Post-Effective Amendment No. 3 on Form F-3 to Form S-3 dated June 19, 2003;

—
Registration Statement (No. 333-6132) on Form F-3 dated December 5, 1996, as amended by Post-Effective Amendment No. 1 to Form F-3 dated June 19, 2003;

—
Registration Statement (No. 333-151781) on Form F-10 dated June 19, 2008 and Amendment No. 1 to Form F-10 dated July 3, 2008;

—
Registration Statement (No. 333-151736) on Form S-8 dated June 18, 2008 and the Post-Effective Amendment No. 1 to Form S-8 dated December 22, 2008; and

—
Registration Statement (No. 333-161929) on Form F-10 dated September 15, 2009 and Amendment No. 1 to Form F-10 dated September 22, 2009.

/s/ KPMG LLP
Chartered Accountants
Calgary, Canada

February 14, 2011

QuickLinks

  Exhibit 23.1